UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A PROXY

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials Pursuant to § 240.14a-12

POINT CAPITAL, INC.

(Name of Registrant as Specified in Its Charter)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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POINT CAPITAL, INC.

1086 Teaneck Road, Suite 3A

Teaneck, New Kersey 07666

PROXY STATEMENT

Dear Stockholders:

This Proxy Statement (“Proxy Statement”) is being furnished to holders of outstanding shares of the Company’s voting securities, at the close of business on April 29, 2019 of Point Capital, Inc., a Delaware corporation (“Point Capital” or the “Company”), with respect to certain corporate actions of the Company. This Proxy Statement is first being mailed or furnished to the stockholders of the Company on or about April 29, 2019.

The purpose of this Proxy Statement is to notify stockholders of the Company that the Company is soliciting your vote in order to change the name of the Company to “Uppercut Brands, Inc.”

ONLY THE STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON APRIL 29, 2019 ARE ENTITLED TO NOTICE OF THE PROXY AS IT RELATES TO THE PROPOSED CORPORATE ACTION. UPON APPROVAL OF STOCKHOLDERS WHO HOLD IN EXCESS OF 50% OF THE COMPANY’S SHARES OF VOTING CAPITAL STOCK ENTITLED TO VOTE ON THE ACTIONWILL BE APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER STOCKHOLDERS OF THE COMPANY. THIS ACTION IS EXPECTED TO BE EFFECTIVE ON A DATE IMMEDIATELY FOLLOWING APPROVAL OF THE SHAREHOLDERS.

The Company’s board of directors is soliciting your proxy. This Proxy Statement is being furnished to you to inform you of the matters described herein in compliance with Regulation 14A of the Securities Exchange Act of 1934, as amended. The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Proxy Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material. Therefore, I urge you to promptly vote and submit your proxy via the Internet, by phone, or by signing, dating and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

BY ORDER OF THE BOARD OF DIRECTORS

April 29, 2019	By:	/s/ Eric Weisblum
Eric Weisblum
Chief Executive Officer and Chairman

POINT CAPITAL, INC.

1086 Teaneck Road, Suite 3A

Teaneck, New Kersey 07666

PROXY STATEMENT

This proxy statement (“Proxy Statement”) is being furnished to holders of outstanding shares of the Company’s voting securities at the close of business on April 29, 2019 of Point Capital, Inc., a Delaware corporation (“Point Capital” or the “Company”), with respect to certain corporate actions of the Company. This Proxy Statement is first being mailed or furnished to the stockholders of the Company on or about April 29, 2019.

ABOUT THIS PROXY STATEMENT

What is the purpose of this Proxy Statement?

This Proxy Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify stockholders of the Company, as of the close of business on April 29, 2019 (the “Record Date”), of the corporate actions expected to be taken pursuant to the approval of a majority of shareholders of the Company. Upon the approval of a number of Shareholders holding greater than fifty percent (50%) of the Company’s Common Stock the Company will take such action to amend the articles of incorporation to change the name of the Company from Point Capital, Inc. to Uppercut Brands, Inc. (the “Action”). In order to eliminate the costs and management time involve in holding a special meeting, and in order to effect the corporate action as soon as possible, the Company decided to seek written consent of the stockholders holding a majority of the voting power of the Company in accordance with Delaware Law and the Bylaws of the Company.

Who is entitled to notice?

Each holder of outstanding shares of the Company’s voting securities on the Record Date will be entitled to notice of the Proposed Action.

On what corporate matters are you entitled to vote?

The stockholders are voting on the following proposition:

●	For the change of the Company’s name to Uppercut Brands, Inc.

What vote is required to approve the Action?

The General Corporation Laws of the State of Delaware (the ”DGCL”) provide that a company may not change its name unless it receives the approval of the holders of a majority of its outstanding voting securities. Section 2(a)(42) of the 1940 Act provides that the vote of a majority of the outstanding voting securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called, (i) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of such company, whichever is the lesser. Therefore, the Company is requesting the consent of a majority of the shareholders to undertake the Action.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our Common Stock owned beneficially based on 23,382,540 shares of Common Stock issued and outstanding and 4,000 shares of Series A Preferred Stock issued and outstanding as of the Record Date by: (i) each person or entity known to our Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of our Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal shareholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 23,382,540 shares of Common Stock and 4,000 shares of Series A Preferred Stock issued and outstanding as of April 12, 2019, the Record Date.  Except for the Series A Preferred Stock, we do not have any outstanding options, warrants or other securities exercisable for or convertible into shares of our common stock.  Unless otherwise indicated, the address of each person listed is c/o Point Capital, Inc., 1086 Teaneck Road, Suite 3A, Teaneck, New Jersey 07666.

	Shares of Common Stock	Percent of Common Stock	Shares of Series A Preferred Stock	Percent of Series A Preferred Stock	Total Voting Rights

Eric Weisblum, CEO and director	0	0.0%	0	0.0%	0.0%

Van E. Parker, Director	0	0.0%	0	0.0%	0.0%

Leonard Schiller, Director	500,000	2.14%	0	0.0%	1.97%

Joel A. Stone, Director	1,000,000	4.28%	0	0.0%	3.94%

Directors and Officers as a group (5 persons)	1,500,000	6.42%	0	0.0%	5.91%

Whalehaven Capital Fund Limited (1)	3,171,088	13.56%	0	0.0%	12.49%

Alpha Capital Anstalt (2)(3)	616,011	2.63%	4,000	100%	10.31%

Blind Faith Concepts, Inc.	2,000,000	8.55%	0	0%	7.88%

(1)	Michael Finkelstein has voting and dispositive power as to the shares held by Whalehaven Capital Fund Limited.

(2)	Konrad Ackerman has voting and dispositive power as to the shares held by Alpha Capital Anstalt. The address of Alpha Capital Anstalt is Pradafut 7 Furstentums 1490 Vaduz Liechtenstein C4 99999.

(3)	Alpha Capital Anstalt holds 4,000 shares of Series A Preferred Stock, representing the total number issued and outstanding as of the Record Date. Each share of Series A Preferred Stock is convertible by the holder at any time into 500 shares of common stock and votes on an as-converted basis, representing the voting power of 2,000,000 shares of common stock.

ACTION

AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE COMPANY TO CHANGE THE NAME OF THE COMPANY TO UPPERCUT BRANDS, INC.

On April 12, 2019, the Company’s board of directors adopted a resolution declaring it advisable to amend the Company’s articles of incorporation to change the Company’s name to Uppercut Brands, Inc. Upon consent of a majority of the shareholder entitled to vote approving the Action, the Company shall take such steps to file Articles of Amendment with the state of Delaware. A copy of the Articles of Amendment is attached as Appendix A hereto.

Purpose of the Action

The purpose of the change of the Company’s name to Uppercut Brands, Inc. is to increase marketability and future branding opportunities. There are several strategic considerations in selecting Uppercut Brands, Inc. as the new Company name, including, but not limited to:

●	Building the Company Name on a Key Attribute. In consideration of the entry of the Company into branding within the gender non-binary streetwear and its withdrawal and the Company’s election to no longer be deemed a “Business Development Company” as defined by the Investment Company Act of 1940, as amended, incorporating the term “brand,” “brands,” or “branding” speaks to a key attribute of the Company’s brand ambassador program and future branding ventures.

●	Using a Metaphor to Evoke the Features of the Company. An uppercut is a power punch used in boxing that travels along a vertical line at an opponent’s chin or solar plexus and is often used to initiate or complete combinations of multiple strikes. The uppercut is a metaphor for the ways the Company strives to distinguish itself as relevant, competitive, and highly motivated in the branding space.

●	Basing the Business Name on Positive Connotations. The term uppercut connotes proximity of action, immediacy of response, and fierceness. These are positive attributes to be expected from our business partners and our customers and the strategic name change reflects that benefit.

Effective Date of the Amendment

The Articles of Amendment of the Company will become effective upon the filing of the certificate of amendment to the Company’s articles of incorporation with Secretary of State of the State of Delaware.

Risks to Stockholders of a Name Change

By changing the Company’s name to Uppercut Brands, Inc., the Company will no longer be called Point Capital, Inc. The following factors, all of which will incur some expense in their execution, should be noted in light of this change:

●	Domain Names. We would be required to change our website, domain names, and email to reflect the new Company Name.

●	Promotional Materials. We would have to develop and distribute new promotional materials to reflect the new Company Name and its respective branding.

●	Changes to Name Recognition. Customers and investors who are familiar with Point Capital, Inc., including but not limited to investors on OTC Markets may not initially recognize the new Company Name, especially if they do not search for the company by its stock symbol “PTCI.” Furthermore, the Board of Directors has authorized that upon approval by FINRA, the Company shall change its trading symbol on OTCMarkets.

●	Update Business Contracts, Documents, and Agreements. In addition to leases, joint ventures and contracts, we hold various trademarks and intellectual properties, among other things. We will need to revisit and update these contracts, titles, and agreements to reflect the name change.

Dissenters’ Right of Appraisal

Under Delaware law and the Company’s articles of incorporation and bylaws no stockholder is entitled to appraisal of or payment for their shares of Common Stock pursuant to the Action.

No Meeting of Stockholders Required

The Company is soliciting written consent with regard to the Action. Under Delaware Law and the Bylaws of the Company, the shareholder may take action without special meeting upon written consent of the majority of the shareholders entitled to vote.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

None.

PROPOSALS BY SECURITY HOLDERS

No security holder has requested the Company to include any additional proposals in this Proxy Statement.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No officer, director or director nominee of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer, director or director nominee of the Company. No director of the Company has informed the Company that he intends to oppose the proposed actions to be taken by the Company as set forth in this Proxy Statement.

ADDITIONAL INFORMATION

The Company files reports with the Securities and Exchange Commission (the “SEC”). These reports include annual and quarterly reports, as well as other information the Company is required to file pursuant to securities laws. You may read and copy materials the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company received contrary instructions from one or more of the security holders. The Company shall deliver promptly, upon written or oral request, a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the document was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the Proxy Statement by sending a written request to the Company at 1086 Teaneck Road, Suite 3A, Teaneck, New Jersey 07666, or by calling us at (201) 408-5126. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements, proxy statements and annual reports.

BY ORDER OF THE BOARD OF DIRECTORS

April 29, 2019	By:	/s/ Eric Weisblum
Eric Weisblum
Chief Executive Officer and
Chairman

APPENDIX A

STATE OF DELAWARE CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of Point Capital, Inc. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered “FIRST” so that, as amended, said Article shall be and read as follows:

The name of the Corporation is: Uppercut Brands, Inc.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this _____ day of April 2019.

By:	/s/ Eric Weisblum
Eric Weisblum
Chief Executive Officer and
Chairman

REVOCABLE PROXY

POINT CAPITAL, INC.

Written Consent of Shareholders

This Proxy is solicited on behalf of the Board of Directors.

The undersigned hereby votes for the proposal to change the name of the Company to Uppercut Brands, Inc. and authorizes the Board of Directors to take such action with the state of Delaware to effect an amendment to the articles of incorporation immediately upon receipt of proxies or consents otherwise representing a majority of the voting interests of the Company.

Please be sure to date and sign this proxy card in the box below.

Sign above ____________Co-holder (if any) sign above
Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

I, the undersigned, do hereby cast my vote:

___ FOR ___ AGAINST

the proposal to change the name of the Company to Uppercut Brands, Inc., effective immediately upon receipt proxies and/or consents representing a majority of the voting interests of the Company.

PLEASE BE ADVISED THAT THIS PROXY MAY BE VOTED BY DELIVERING A SIGNED COPY WITH YOUR VOTE TO ADMIN@EILERSLAWGROUP.COM

THIS PROXY, WHEN PROPERLY EXECUTED AND DELIVERED, WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL OF THE DIRECTOR NOMINEES AND FOR PROPOSAL. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE NAMED PROXIES ON ANY OTHER MATTER THAT MAY COME THE MEETING.

Detach above card, sign, date and mail in postage paid envelope provided.

POINT CAPITAL, INC.

This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of Point Capital, Inc. at or before the receipt of a majority vote in favor of the action; or (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of Point Capital, Inc. at or before the receipt of a majority vote in favor of the action. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be considered terminated and of no further force and effect.

The undersigned acknowledges receipt from Point Capital, Inc., prior to the execution of this proxy, of a Proxy Statement.

PLEASE PROMPTLY COMPLETE, SIGN AND EMAIL TO ADMIN@EILERSLAWGROUP.COM

If your address has changed, please correct the address in the space provided below and return this portion of the proxy via email.